October 26, 2009
VIA EDGAR AND FACSIMILE

Mr. Russell Mancuso
Mr. Ruairi Regan
U.S. Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, D.C. 20549
Dear Mr. Mancuso and Mr. Regan:
HeartWare International, Inc.: Registration Statement on Form S-3
filed August 18, 2009, File No. 333-161417
     On behalf of our client, HeartWare International, Inc. (the “Company”), we hereby acknowledge receipt of the comment letter dated September 1, 2009 (the “Comment Letter”) from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) concerning the above-captioned Registration Statement on Form S-3 (the “Registration Statement”).
     We submit this letter in response to the Comment Letter on behalf of the Company. For ease of reference, we have reproduced the text of each of the Staff’s comments in bold-face type below, followed by the Company’s responses.
Responses To Staff Comments
Selling Stockholders, page 3
1.	It is generally inconsistent with Section 5 of the Securities Act to register securities for resale before the unregistered transaction in which those securities are to be issued is complete. Also, it is generally inappropriate to offer your shares for sale when you do not have shareholder approval required for the sale. In this regard, we note your disclosure, like on page 4 and in exhibit 5.1, that the completion of the sale remains contingent on shareholder approval. Please withdraw your registration statement until the unregistered transaction is complete.

October 26, 2009

     Response: As described in the Registration Statement, on August 10, 2009 and August 12, 2009, the Company entered into definitive agreements (the “Agreements”) with investors in the United States and Australia to sell 2,727,273 shares pursuant to private placements. Under the terms of the Agreements, 1,340,798 shares were issued in August 2009 and the issuance of 1,386,475 shares (the “Additional Shares”) required stockholder approvals under Nasdaq Stock Market Rule 5635(d) and the Australian Securities Exchange Listing Rules. On October 26, 2009, a special meeting of stockholders was held where the stockholders approved the issuance of the Additional Shares. Following the receipt of stockholder approval, the Additional Shares were issued and the proceeds relating to the Additional Shares were released to the Company from escrow. The Registration Statement has been amended to reflect that all shares that were sold to the investors on August 10, 2009 and August 12, 2009 have now been issued and all required stockholder approvals have been obtained. Reference is made to page 4 of Amendment No. 1 (“Amendment No. 1”) to the Registration Statement. Therefore, we believe that the amended Registration Statement addresses the concerns raised in Comment #1.
Exhibit 5.1
2.	When you re-file your resale registration statement after the unregistered issuance of the related securities is complete, please include an opinion that does not contain the conditions currently in the sixth paragraph of this exhibit.
     Response: We have revised our opinion to remove the conditions in the sixth paragraph relating to stockholder approval and the issuance of the Additional Shares. Reference is made to page 2 of Exhibit 5.1 to Amendment No. 1.
* * * * *
     The Company acknowledges that the Staff may have additional comments after reviewing this response letter. As instructed in the Comment Letter, the Company will make the requisite acknowledgements in a separate letter when it requests acceleration of the effective date. The Company has noted the Staff’s contact information and wishes to thank the Staff for its assistance and prompt review of this response letter. Please direct questions or comments regarding this letter to me at (212) 848-8830.

October 26, 2009

Yours sincerely,
/s/ Robert Evans III
Robert Evans III

cc:	David McIntyre HeartWare International, Inc.

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